Exhibit 99.2

Q4 and Full Year 2016 Financial Results February 23, 2017 ™ Trademark of Trinseo S.A. or its affiliates

Introductions & Disclosure Rules 2 Disclosure Rules Cautionary Note on Forward-Looking Statements. This presentation contains forward-looking statements including, without limitation, statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward- looking statements may be identified by the use of words like “expect,” “anticipate,” “intend,” “forecast,” “outlook,” “will,” “may,” “might,” “potential,” “likely,” “target,” “plan,” “contemplate,” “seek,” “attempt,” “should,” “could,” “would” or expressions of similar meaning. Forward-looking statements reflect management’s evaluation of information currently available and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Factors that might cause such a difference include, but are not limited to, those discussed in our Annual Report on Form 10-K, under Part I, Item 1A — “Risk Factors” and elsewhere in that report. As a result of these or other factors, our actual results may differ materially from those contemplated by the forward-looking statements. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the US (“GAAP”) including Adjusted EBITDA, Adjusted Net Income (loss), Adjusted EPS, and Free Cash Flow. We believe these measures provide relevant and meaningful information to investors and lenders about the ongoing operating results of the Company. Such measures when referenced herein should not be viewed as an alternative to GAAP measures of performance or liquidity. We have provided a reconciliation of these measures to the most comparable GAAP metric in the Appendix section of this presentation. Introductions Chris Pappas, President & CEO Barry Niziolek, Executive Vice President & CFO David Stasse, Vice President, Treasury & Corporate Finance

3 Key Points Current Business Conditions Strong current business conditions across our portfolio Maintaining or increasing margins Raw material prices increasing sharply Favorable raw material timing impact Unfavorable price lag impact Additional Reporting Transparency Segmentation as of Q4 2016 includes new segments under Basic Plastics & Feedstocks Monthly styrene margin data posting starting in March Disclosure of raw material timing and price lag by division 2017 Guidance Update Q1 Net Income of $100MM to $108MM, Adj EBITDA* of $170MM to $180MM, and EPS of $2.19 to $2.37 Affirming full year Net Income of $310MM, Adj EBITDA* of $580MM, and EPS of $6.82 * See Appendix for reconciliation of non-GAAP measures. Q4 and Full Year 2016 Results Q4 ahead of guidance Record financial performance in 2016 including Net Income, Adj EBITDA*, and cash generation

Earnings 4 Q4 2016 Results Net Income $79MM * See Appendix for reconciliation of non-GAAP measures. (1) Trinseo may contribute cash to investors under Luxembourg law through repayments of equity or a distribution of statutory profits (i.e. a dividend). These may have different personal tax consequences to investors, who are encouraged to consult their tax advisors regarding these tax consequences. Cash Generation Shareholder Return Adjusted EBITDA* $142MM EPS / Adjusted EPS* $1.72 / $1.68 Cash from Operations $79MM Free Cash Flow* $38MM Dividends(1) $13MM Share Repurchases $21MM $0.30 per share dividend payment during the quarter 350 thousand shares repurchased in Q4 Q4 performance higher than Net Income guidance of $54MM to $62MM and Adj EBITDA Guidance of $115MM to $125MM Higher performance driven by favorable raw material timing, net of unfavorable price lag, and higher styrene margins CapEx of $41 million during the quarter

Earnings 5 2016 Results Net Income $318MM * See Appendix for reconciliation of non-GAAP measures. Cash Generation Shareholder Return Adjusted EBITDA* $611MM EPS / Adjusted EPS* $6.70 / $7.28 Cash from Operations $404MM Free Cash Flow* $280MM Dividends $27MM Share Repurchases $215MM Two quarters of $0.30 per share dividend payment ($1.20 annualized) 4.5 million shares repurchased in 2016, representing 9% of beginning-of-year outstanding shares Net income includes $28MM after-tax charges related primarily to divestiture of Latin America business and end of operations at Livorno Adjusted EBITDA better than guidance of $585MM to $595MM due to favorable raw material timing, net of unfavorable price lag, and higher styrene margins Year-end cash of $465 million CapEx of $124 million

6 Note: Division and Segment Adjusted EBITDA excludes Corporate Adjusted EBITDA of ($95) million. Totals may not sum due to rounding. 2016 Financial Results & Highlights Record profitability in Performance Materials division Latin America divestiture End of operations at Livorno SB Latex facility Approval of key Performance Materials growth initiatives to drive targeted $100 million EBITDA growth by 2019 SSBR expansion SSBR pilot plant Performance Plastics Long-Glass Fiber New Asia ABS facility Record Adjusted EBITDA in Basic Plastics & Feedstocks division and in each segment Supply / demand dynamics remain tight across styrene, polycarbonate, and ABS Sale of 50% JV stake in SSPC (Q1 2017) Performance Materials Net Sales: $2,069MM Adj EBITDA: $341MM Latex Binders Net Sales: $925MM Adj EBITDA: $94MM Synthetic Rubber Net Sales: $451MM Adj EBITDA: $111MM Performance Plastics Net Sales: $693MM Adj EBITDA: $136MM Basic Plastics & Feedstocks Net Sales: $1,647MM Adj EBITDA: $364MM Basic Plastics Net Sales: $1,353MM Adj EBITDA: $148MM Feedstocks Net Sales: $294MM Adj EBITDA: $80MM Americas Styrenics Adj EBITDA: $136MM

Raw Material Timing / Price Lag

TRINSEO

RAW MATERIAL TIMING

- Represents the timing of raw material cost changes flowing through COGS versus current pricing
- Primarily key materials such as benzene, butadiene, and bisphenol-A

PRICE LAG

- Represents the difference in revenue between the current contractual price and the current period price
- Primarily key materials in pass-through pricing agreements such as styrene and butadiene

ILLUSTRATIVE EXAMPLE

Europe Butadiene ($/MT)



Price Lag Impact
Raw Material Timing Impact
Revenue Basis (30-day lag)
COGS Basis (60-day lag)
Oct '16
Nov '16
Dec '16
Jan '17
Feb '17
Mar '17

<u>March Example</u>: Business with 60 days inventory & 30 days price lag

- March COGS based on January raw material price
- March revenue based on February raw material price
- Favorable net timing impact as revenue basis > cost basis

Source: IHS (Historical) / Trinseo (Forecast). Butadiene: W. Europe Contract-Market (Del (-09EXW) W. Europe)

7

8 Cumulative Timing Impact Raw material timing and price lag tend to offset each other in Performance Materials Basic Plastics & Feedstocks typically impacted only by raw material timing $MM: Favorable / (Unfavorable) BP&F Raw Material Timing ($42) $29 ($28) ($17) ($10) $13 $7 $20 $80 $28 ($14) $6 $15 $3 ($12) ($0) ($6) ($40) Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17E Quarterly Raw Material Timing (Trinseo) Quarterly Price Lag (Trinseo) Cumulative RM Timing (Trinseo) Cumulative Price Lag (Performance Materials) Cumulative RM Timing (Performance Materials)

Strong Q4 Performance Materials results and higher than expected Trinseo performance due to styrene monomer margin and $15 million of favorable raw material timing, net of price lag Trinseo Q4 2016 Financial Results 9 * See Appendix for reconciliation of non-GAAP measures. $142 $116 Adj EBITDA* Adjusted EBITDA* ($MM) Q4'16 Q4'15 $1.72 $1.68 $0.88 $1.11 EPS Adj EPS* EPS ($) Q4'16 Q4'15 $917 $79 $897 $43 Net Sales Net Income Net Sales & Net Income ($MM) Q4'16 Q4'15

Net sales increase driven by the pass through of raw material costs Volume flat despite Latin America divestiture; record sales volume in Asia Higher Adj EBITDA driven by volume and lower fixed costs Latex Binders 10 $241 $226 Q4'16 Q4'15 Net Sales ($ MM) $24 $18 Q4'16 Q4'15 Adjusted EBITDA ($MM) 309 308 Q4'16 Q4'15 Volume (MM Lbs)

Continued strong performance tire market Net sales and Adj EBITDA increases driven by higher SSBR and ESBR sales volumes Record quarterly and annual sales volume in Q4 and 2016 Synthetic Rubber 11 $124 $104 Q4'16 Q4'15 Net Sales ($ MM) $29 $21 Q4'16 Q4'15 Adjusted EBITDA ($MM) 159 134 Q4'16 Q4'15 Volume (MM Lbs)

Net sales decline driven by lower sales volume to Asia consumer electronics market as well as Latin America divestiture Auto 2016 volume up 5% vs prior year excluding Latin America Performance Plastics 12 $166 $181 Q4'16 Q4'15 Net Sales ($ MM) $32 $30 Q4'16 Q4'15 Adjusted EBITDA ($MM) 137 146 Q4'16 Q4'15 Volume (MM Lbs)

Net sales decline from lower Europe polystyrene sales volume, partially offset by raw material pass through Adj EBITDA decrease driven by lower margins due to prior year industry outages Basic Plastics 13 $323 $327 Q4'16 Q4'15 Net Sales ($ MM) $33 $37 Q4'16 Q4'15 Adjusted EBITDA ($MM) 506 525 Q4'16 Q4'15 Volume (MM Lbs)

Adjusted EBITDA increase driven by higher styrene margins as well as favorable raw material timing Results exceeded guidance due to unplanned outages in December Feedstocks & Americas Styrenics 14 FEEDSTOCKS Improvement versus prior year driven by higher styrene margins $30 million Q4 dividend AMERICAS STYRENICS $14 $3 Q4'16 Q4'15 Adjusted EBITDA ($MM) $31 $27 Q4'16 Q4'15 Adjusted EBITDA ($MM)

Cash Generation 15 *Free Cash Flow = cash from operating activities less capital expenditures (prior periods have been revised to reflect this definition of Free Cash Flow). 2015 value of $244MM includes a call premium cash use of approximately $69MM. 2014 value of $19MM includes an approximately $56MM cash use related to termination fees for Latex JV Option and Bain Advisory Agreement. See Appendix for reconciliation of non-GAAP measures. NOTE: Totals may not sum due to rounding Summary Record cash generation in 2016 Q4 cash from operating activities of $79 million and free cash flow of $38 million $34 million returned to shareholders in Q4 via dividends / repurchases Year-end cash of $465 million Cash Generation ($MM) $211 $117 $353 $404 $138 $19 $244 $280 2013 2014 2015 2016 Cash From Ops Free Cash Flow*

Western Europe and Asia Styrene Margin Trends

TRINSEO

Western Europe Margin (1)



Q4 to Q1
~+$175/MT
SM Margin over
Raw Materials
Styrene
Ethylene
Benzene
$270
$261
$365
$425
$426
$493
$320
$287
$294
$254
$276
$393
$323
$497
$639
Jan-16
Feb-16
Mar-16
Apr-16
May-16
Jun-16
Jul-16
Aug-16
Sep-16
Oct-16
Nov-16
Dec-16
Jan-17
Feb-17
Mar-17
Prices – USD/MT
Styrene Margin - USD/MT

Asia Margin (2)



Q4 to Q1
~+$50/MT
SM Margin over
Raw Materials
Ethylene
Styrene
Benzene
$186
$291
$281
$217
$171
$208
$213
$188
$170
$190
$300
$225
$228
$307
$322
Jan-16
Feb-16
Mar-16
Apr-16
May-16
Jun-16
Jul-16
Aug-16
Sep-16
Oct-16
Nov-16
Dec-16
Jan-17
Feb-17
Mar-17
Prices – USD/MT
Styrene Margin - USD/MT

Trinseo's Feedstocks reporting segment captures styrene monomer margin through both internally produced and cost-based purchases of styrene. Annually, we produce nearly 700 kilotons of styrene in Western Europe and purchase approximately 300 kilotons of styrene in Asia with cost-based economics. With all other inputs remaining equal, a $50 per metric ton change in styrene margins would be expected to impact the Feedstocks reporting segment's annual Adjusted EBITDA by approximately $35 million in Europe and approximately $15 million in Asia. Other factors that could impact the Feedstocks segment Adjusted EBITDA include, but are not limited to, utilities, freight, manufacturing costs, overhead costs, discounts of styrene, benzene, and ethylene, as well as raw material timing.

SOURCE: Western Europe Styrene, Benzene, Ethylene Prices: ICIS. Asia Styrene, Benzene, Ethylene prices: IHS. Styrene margin over raw materials: Trinseo. (1) Styrene: W. Europe Contract Monthly Market (Delivered W. Europe); Benzene: 50% W. Europe Spot Avg (CIF NW Europe / Basis ARA) and 50% W. Europe Contract – Market (FOB/CIF W. Europe); Ethylene: W. Europe Contract – Market Pipeline (Delivered W. Europe). (2) Styrene: NE Asia Avg Spot Posting (CFR China); Benzene: NE Asia Spot Avg (FOB S. Korea); Ethylene: NE Asia Spot Avg (CFR NE Asia). Styrene margin over raw materials: Styrene less (80% * Benzene) less (30% * Ethylene).

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Q1 2017 Guidance

TRINSEO

Adj EBITDA* ($MM)

Segment		Adj EBITDA* ($MM)	Commentary
Performance Materials	Latex Binders	~$30	• Sequential margin increase • Neutral timing impact • Cost initiatives continuing
Performance Materials	Synthetic Rubber	$40 - $45	• Very strong performance tire market • Net $10 - $15 million favorable timing impact
Performance Materials	Performance Plastics	~$25	• Includes ~$5 million unfavorable timing impact • Continued steady performance

Basic Plastics & Feedstocks		~$105	• Sequential improvement in styrene margin partially offset by:
			  • ~$15 million impact from extended AmSty styrene turnaround
			  • $10- $15 million impact from Terneuzen styrene turnaround
			• Includes ~$35 million favorable raw material timing

Corporate		~$(25)	

Net Income $100MM - $108MM / EPS $2.19 - $2.37

Adj EBITDA* $170MM - $180MM inclusive of ~$80MM of favorable raw material timing and ~$40MM unfavorable price lag as well as styrene turnaround impacts

Adj EPS* $2.19 - $2.37

* See Appendix for reconciliation of non-GAAP measures

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Full Year 2017 Guidance 18 * See Appendix for reconciliation of non-GAAP measures Corporate Performance Materials Basic Plastics & Feedstocks Styrene Upside Adj EBITDA* $580MM Net Income 2017E $310MM Styrene Upside Styrene upside from unplanned supply outages, higher planned outage impacts and tightening supply/demand ($85) MM $330 MM $335 MM

Appendix

US GAAP to Non-GAAP Reconciliation 20 NOTE: For definitions of non-GAAP measures as well as descriptions of reconciling items from Net Income to Adjusted EBITDA and to Adjusted Net Income, refer to the accompanying Exhibit 99.1 – Press Release, February 22, 2017. Totals may not sum due to rounding. Profitability Guidance Free Cash Flow

US GAAP to Non-GAAP Reconciliation 21 NOTE: Totals may not sum due to rounding.

Selected Segment Information 22 NOTE: Totals may not sum due to rounding.